SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                     FORM 8-K


                   Current Report Pursuant To Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                                 April 25, 1996


                     SOUTHERN PACIFIC SECURED ASSETS CORP.
            (as Depositor under the Pooling and Servicing Agreement,
             dated as of February 1, 1996, providing for the issuance of Southern Pacific Secured Assets Corp. Mortgage Pass-Through
                         Certificates, Series 1996-1)


                     SOUTHERN PACIFIC SECURED ASSETS CORP.
               (Exact name of Registrant as specified in its Charter)


                                    CALIFORNIA
                  (State or Other Jurisdiction of Incorporation)


                333-3197                                33-0659688
            (Commission File Number)                 (I.R.S. Employer
                                                     Identification No.)


              ONE CENTERPOINT DRIVE, SUITE 500
              LAKE OSWEGO, OREGON                           97035
             (Address of principal executive offices)     (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                (503) 684-4700



          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)

          (EXHIBITS FILED WITH FORM SE IN PAPER FORMAT PURSUANT TO A CONTINUING HARDSHIP EXEMPTION)


          Monthly Remittance Statement to the Certificateholders dated as of April 25, 1996.

          Monthly Remittance Statement to the Certificateholders dated as of May 25, 1996.

          Monthly Remittance Statement to the Certificateholders dated as of June 25, 1996.

          Monthly Remittance Statement to the Certificateholders dated as of July 25, 1996.

          Monthly Remittance Statement to the Certificateholders dated as of August 26, 1996.

          Monthly Remittance Statement to the Certificateholders dated as of September 25, 1996.

          Monthly Remittance Statement to the Certificateholders dated as of October 25, 1996.

          Monthly Remittance Statement to the Certificateholders dated as of November 25, 1996.

          Monthly Remittance Statement to the Certificateholders dated as of December 26, 1996.

          Monthly Remittance Statement to the Certificateholders dated as of January 27, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of February 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of March 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of April 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of May 26, 1997.

































                                   SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      Bankers Trust Company, not in its
                                      individual capacity, but solely as
                                      a duly authorized agent of the
                                      Registrant pursuant to the Pooling
                                      and Servicing Agreement, dated as
                                      of February 1, 1996.


          Date:  June 23, 1997        By:  /s/ Judy L. Gomez
                                      Judy L. Gomez
                                      Assistant Vice President

























                                  EXHIBIT INDEX


                                                              Sequential
          Document                                            Page Number

          (EXHIBITS FILED WITH FORM SE IN PAPER FORMAT PURSUANT TO A CONTINUING HARDSHIP EXEMPTION)


          Monthly Remittance Statement to the
          Certificateholders dated as of April 25, 1996.           5

          Monthly Remittance Statement to the
          Certificateholders dated as of May 25, 1996.             5

          Monthly Remittance Statement to the
          Certificateholders dated as of June 25, 1996.            5

          Monthly Remittance Statement to the
          Certificateholders dated as of July 25, 1996.            8

          Monthly Remittance Statement to the
          Certificateholders dated as of August 26, 1996.         11

          Monthly Remittance Statement to the
          Certificateholders dated as of September 25, 1996.      14

          Monthly Remittance Statement to the
          Certificateholders dated as of October 25, 1996.        17

          Monthly Remittance Statement to the
          Certificateholders dated as of November 25, 1996.       20

          Monthly Remittance Statement to the
          Certificateholders dated as of December 26, 1996.       23

          Monthly Remittance Statement to the
          Certificateholders dated as of January 27, 1997.        26

          Monthly Remittance Statement to the
          Certificateholders dated as of February 25, 1997.       29

          Monthly Remittance Statement to the
          Certificateholders dated as of March 25, 1997.          32

          Monthly Remittance Statement to the
          Certificateholders dated as of April 25, 1997.          35

          Monthly Remittance Statement to the
          Certificateholders dated as of May 26, 1997.            38